LIQUIDITY	6 Months Ended
Mar. 31, 2022
Liquidity
LIQUIDITY

NOTE 3— LIQUIDITY

As reflected in the Company’s unaudited condensed consolidated financial statements, the Company is currently constructing two new manufacturing plants. As of March 31, 2022, the Company had future minimum capital expenditure commitment on its construction-in-progress (“CIP”) project of approximately $1.0 million within the next twelve months (see Note 8). The Company also had large unpaid tax liabilities of approximately $3.3 million, which are expected to be settled with local tax authorities within one year. Furthermore, the ongoing outbreak of COVID-19 may continue to negatively impact the Company’s business operations. A resurgence could negatively affect the Company’s ability to fulfil customer sales orders and collect customer payments timely, or disrupt the Company’s supply chain. As a result, there is a possibility that the Company’s revenue and cash flows may underperform in the next 12 months.

In assessing its liquidity, management monitors and analyzes the Company’s cash on-hand, its ability to generate sufficient revenue sources in the future, and its operating and capital expenditure commitments. In June 2021, the Company closed its initial public offering and received net proceeds of approximately $11.3 million (see Note 1 and Note 15).

As of March 31, 2022, the Company had cash on hand of $1.6 million. The Company also had outstanding accounts receivable of approximately $7.5 million, of which approximately $7.47 million or 99.2% has been subsequently collected as of the date of this filing. As of March 31, 2022, the Company had outstanding bank loans of approximately $4.5 million from several PRC banks (including short-term bank loans of $1.6 million, current portion of long-term bank loans of approximately $1.8 million and long-term loan of $1.1 million). Management expects that it would be able to renew all of its existing bank loans upon their maturity based on past experience and the Company’s good credit history. In addition to the current borrowings, from December 2020 to December 2021, the Company secured an aggregate of $6.5 million (RMB 41 million) lines of credit with PRC banks as working capital loan (including $2.0 million line of credit with Bohai Bank for one year, $2.5 million line of credit with Shanghai Pudong Development Bank for one year and $2.0 million line of credit with Qishang Bank for three years.) (see Note 10). As of the date of this filing, the Company had borrowed $2.0 million (RMB 13 million) out of these lines of credit and had the availability to borrow additional maximum loans of $4.4 million (RMB 28 million) under these lines of credit before December 2023.

Based on the current operating plan, management believes that the above-mentioned measures, including cash on hand of $1.6 million and the $4.4 million unused line of credit, collectively will provide sufficient liquidity for the Company to settle the tax liabilities, to meet its future liquidity and capital expenditure requirement on the CIP projects for at least 12 months from the date the Company’s unaudited condensed consolidated financial statements are issued.